Exhibit 99.3

Rock Energy Resources Corporate Overview July 2008

Certain statements in this presentation regarding future expectations and plans for future activities may be regarded as “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “expects” and “estimates” are intended to identify such forward-looking statements. These statements are subject to various risks, such as financial market conditions, operating hazards, drilling risks and the inherent uncertainties in interpreting engineering data relating to underground accumulations of oil and gas, as well as other risks discussed in detail in the Company’s Current Report on Form 8-K dated January 3, 2008 under the heading “Risk Factors” and other filings with the Securities and Exchange Commission. Although the Company believes that the expectations and estimates reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Unless legally required, the Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future results or otherwise. 5207980v.1 We have provided alternative proved, probable and potential reserve estimates in this presentation assuming oil and natural gas prices other than those in effect on December 31, 2007 solely for illustrative purposes. The oil and natural gas prices used in these alternative presentations were selected by management based upon a review of the NYMEX forward pricing for oil and natural gas. We have also included in this presentation internally generated risked estimates of probable and possible reserves and related well locations. Estimates and potential recovery of non-proved reserves are inherently more speculative than estimates of proved reserves and there is no assurance that we will drill for, or recover, these reserves. Our ultimate recovery will be dependent upon numerous factors including actual geological conditions, the impact of future oil and gas pricing and exploration costs, and our future drilling decisions and budgets based upon our future evaluation of risk returns and the availability of capital. The United States Securities and Exchange Commission (SEC) has generally permitted oil and gas companies in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under economic and operating conditions existing at the date of the report. Accordingly, the SEC guidelines may prohibit us from including these alternatively priced proved reserve estimates, and estimates of probable, possible and potential reserves, in filings with the SEC.

We are a publicly listed exploration and production company with a substantial and growing inventory of risk balanced and captive growth projects. 40 BCF 3P Wilcox Gas Project Reserves (100% working interest) 200+ BCF Potential Wilcox Gas Prospect (100% working interest) 2.5 Billion Gross Barrels OIP in Central California (20% earning interest)

Our Vision for for Success Success: Spelled with Three P’s People - Our Management/Our Board of Directors Partners - Our Project Operations Partners Projects - Risk Balanced/Captive Growth

People - Our Management Team Rocky Emery – Founder, Chairman and Chief Executive Officer & Director Established track record of building businesses to exploit opportunities in the market; formulated Company strategy to acquire and develop properties in the U.S.; 12+ years experience in the Capital Markets; UBS/PaineWebber; managed $5+ billion in assets. Tom Elliott – President & Chief Operating Officer & Director Noted industry leader with 30+ years executive experience in corporate development and oil and gas exploration and production; more than 300 successful Wilcox well completions in South Texas. Mark Harrington – Vice Chairman of the Board 30+ year career in energy; CEO, COO, incubator, chairman, president of seven successful North American energy companies, private and public. Allan Smedstad – Chief Financial Officer 35+ years accounting, tax and independent audit experience.

People - Our Board of Directors Terrence J. Dunne - Director Former President of Hanover Gold Company. Tim Lindsay - Director Interim President and CEO of Daybreak Oil and Gas Corporation; 30+ years technical and executive leadership expertise in global exploration, production, technology and business development. J.D. McGraw - Director Vice Chairman of the Board of Nova Biosource Fuels; 25-years experience in all stages of business development from start-ups to large-scale roll-ups. William F. Mosley – Director Founder and President of W.F. Mosley, Inc., an independent accounting firm. Hobart Teneff – Director Former President and CEO of predecessor company, Hanover Gold Company, Inc. Stephen J. Warner – Director Co-founder and partner of Crossbow Ventures, a private equity firm; former Managing Director of Commonwealth Associates; and former President of Merrill Lynch Venture Capital.

Partner – Santa Maria Pacific Michael Prats – Manager, Santa Maria Pacific Industry icon and holder of several patents in oil recovery techniques; worked 40 years with Shell Oil in production research and development; wrote the SPE Monograph on thermal oil recovery; has been integral in the development of technology for Thermal Recovery. Ramon Elias – President, Santa Maria Pacific Industry leader who began his career at Getty Oil (Texaco); holds patents on the production of heavy oil from shallow formations; expert in the steaming techniques vital to oil recovery involving Diatomite.

Our Projects:

South Texas Wilcox Trend
Natural Gas
(100% working interest)

- *Development* → Garwood → **40 BCFE 3p**
- *Exploration* → Bob West → **200+ BCF Discovery Potential**

Santa Maria Basin
Crude Oil
(20% Earn-In)

- *1 Development* → Orcutt Monterrey → **214 BOPD(8/8ths)**
  - *Horizontal Potential*
  - *Waterflood potential*
- *3 Resource Projects* → Opal A Diatomite → **Orcutt**, NW Casmalia, *Escolle*



Garwood

Bob West

Orcutt & NW Casmalia

The Wilcox: Prolific South Texas Gas Trend Garwood Field Bob West Prospect 100% Working Interest Strong Operations Knowledge TEXAS PROJECT GARWOOD 3P resources - 40 BCF TEXAS PROSPECT BOB WEST SOUTH Potential up to 200+ BCF 3.5 – 8 BCF Per Well of Natural Gas Reserves

The Wilcox: Garwood Project 1,650 acres Colorado County 100% working interest 3P reserves = 40BCF 2008 development Budget = $2 million 10 future development locations Graceland Field Cumulative Field Production: 56 BCFG/181 MBC Hound Dog Field Cumulative Field Production: 18 BCFG/43 MBC Wolf pack Field New Discovery (Petro hawk) Cumulative Field Production 2 BCFG Possible 35 BCFG Reserve Potential in Multiple Reservoirs Garwood Project Cumulative Field Production: 3 BCFG 7 Drilling Locations/ 1 Re-Entry 40 BCFG of 3PReserves in 23 Reservoirs Allen Ranch/Provident City/ Vienna Fields Cumulative Field Production: >265 BCFG/1320 MBC

The Wilcox: Bob West Prospect

- High Impact Prospect
- Discovery potential: 200+ BCF
- 1,110 acres
- Starr County
- 100% working interest
- Up-Dip to proven well control
- 2008/2009 exploration Budget = $7 million
- Targeted F and D costs = $0.80/MCF



Lopeno Field
Cumulative Field Production:
243 BCFG/11 MBC
North Bob West Field
Cumulative Field Production:
140 BCFG/123 MBC
Bob West Field
Cumulative Field Production:
750 BCFG/6 MBC
South Bob West Prospect
Initial Drill Site
Multiple Drilling Locations
Multiple Reservoirs
200+BCFG Reserve Potential

Santa Maria Basin Projects

(20% Earning Interest)

- **Captive Resource Projects (Opal A Diatomite)**
  - **Orcutt (1.3 B Bbls. Gross OIP)**
    - **800 proven acres**
    - **400 prob/poss acres**
  - **NW Casmalia**
    - **400 proven acres**
- **PDP Orcutt Monterey**
  - **Supporting Project Development**


Santa Maria Basin Projects:
Orcutt & NW Casmalia
San Francisco
Bakersfield
Los Angeles
12000+ Ft.
9000-12000 Ft.
7500-9000 Ft.
6000-7500 Ft.
4500-6000 Ft.
3000-4500 Ft.
1800-3000 Ft.
1200-1800 Ft.
600-1200 Ft.
300-600 Ft.
150-300 Ft.
0-150 Ft.
Below Sea Level

Santa Maria Basin Opal A Diatomite A Highly Differentiated Resource Project Captive Resource – Lease position secured Compelling F & D Costs – All-In < $12/Bbl High Margins – Exceed $60/Bbl Proven Technology – 100,000+ BOPD on line Expertise – SMP’s Exclusive Focus A Highly Differentiated Reservoir Shallow: less than 2,000 feet Formation Thickness: 600–1,400 feet Porosity: 50–60% Oil Saturation: 40–50% Proven Cyclic Steam Recovery Process – Eight year history – 20% budgeted recovery – 34% Peer recovery Line Drive Steam Process Adds 20%

Rock
Energy

Diatomite Economics

- **Posted Prices**
  As of July 1, 2008: $120/Bbl+ (Gravity Varies)

- **Estimated Unit Costs($/Bbl)**
  - **Steaming Costs < 12.00**
  - **Lease OP Costs < 9.00**
  - **CAPEX < 12.00**

- **Est. Cash Margin ($/Bbl) > 60.00**

- **Est. All-In Capital Costs ($/Bbl) < 12.00**

- **Proven Acreage to develop:**
  - **800+ acres Orcutt**
  - **400+ acres N.W. Casmalia**

Santa Maria Basin: Development - Orcutt Monterey Cash flow helps support Diatomite Development 214 BOPD from existing well bores (8/8ths) Horizontal drilling potential Future water flood potential 100 year production history 3P remaining oil 7 million barrels (8/8ths) Gaffney, Cline-based 3P reserves net to Rock Energy (Monterey Formation Only) - $93.2 Million Future Net Revenues - $39.9 Million SEC PV-10

Santa Maria Basin: Resource Project- Orcutt Diatomite 4,000 acre leasehold 800 proven acres – 1.2 billion barrels OIP – 1,200 pot. locations 400+ Prob/Poss Acres – 1.5 MM BOE OIP/Acre – 600 pot. locations 5/08 commenced pilot steaming Results Meeting Expectations

Santa Maria Basin: Resource Project- NW Casmalia Green Field Permitted Development 8,000 Acre Leasehold 400 Acres Proven (800 pot. locations) 800 Acres Probable (1,600 pot. locations) 400 acres possible (800 pot. locations) 1.35 billion barrels oil in place 13 Wells drilled and completed with infrastructure in place Anticipated steaming operations commence Q4/08

Diatomite Resource Base Value Accretion Matrix

Future Recovery Techniques

Conversion from cyclic steam to line drive: adds 20% recovery rate

Escolle Lease Reserves

Higher Recovery Rates 20% → 35%

Orcutt Field Expansion	NW Casmalia Field Expansion
Orcutt Est. Proved Reserves $677mm $6.70 per share	NW Casmalia Proved Reserves Anticipated Q4
800 proven acres →1,120+	400 proven + 800 probable acres → 2,000+

2008 Success Milestones Q1/08 – Completed public reverse – Earned 2.5% in Santa Maria Project – Signed $40 million Perm Funds equity financing – Made application to list on American Stock Exchange Q2/08 – Increased Wilcox exposure @ Garwood – Became operator of record @ Garwood – Earned 4.6% in Santa Maria Projects – Successful steaming operations initiated on Orcutt – Expanded Board of Directors

2008 Success Trajectory Q3/08 – Earn 10% in Santa Maria Project ($4.94 million) – Complete raise of $10 million acceleration capital – Wilcox development ($2 million) – Continue Orcutt steaming operations Q4/08 – Earn 20% in Santa Maria Project ($25.5 million) – Initiate NW Casmalia steaming operations – Close on first tranche of Perm funding – Bob West prospect spud

2009 Execution Objectives Capital Budget ($ Millions) Wilcox Development $10.1 Wilcox Exploration 3.6 Monterey Development 1.3 Diatomite Development 7.7 TOTAL $22.7 Funding from Perm equity and project financing

2009/2010 Financial Build-Out: Model Assumptions Prices - Oil Price: $90/Bbl - Gas Price: $9/Mcf Capex - 2008: $37 million - 2009: $23 million - 2010: $17 million Equity Funding - Q3/08: $10 million (acceleration capital) - Q4/08: $30 million (Perm Funds) - Q1/09: $10 million (Perm Funds) GP Debt Monetization - Q4/08: $10.2 million @ 6/30/08

2009/2010 Financial Build-out: Model Assumptions Wilcox Model Assumptions – Reserves/Production per third party Scotia Engineering – Rick Factors applied to third party estimates Proved: 75% Probable: 50% Possible: 25% – Bob West sold down to 37.5% working interest California Model Assumptions – Monterey Reserves/Production per audit conducted by Gaffney Cline – Resource Projects (Orcutt/NW Casmalia) 20% recovery rates Steaming and LOE Costs: $21.50/Bbl Risk Factors Applied to Internal Estimates: – Proved: 90% – Probable: 75% – Possible: 50% No credit to line drive potential One rig program @ each of Orcutt and NW Casmalia commences - Q1/09

2009/2010 Financial Estimates: Production Stats: 2009 2010 – Natural Gas (BCF) 3.2-5.3 7.6–8.4 – Crude Oil (MBbls) 350-600 827–1,300 Financial Stats: ($ millions) Gross Revenues $60-100 $140–190 EBITDA 37-60 88-120 Net Income 20-32 45-65 Valuation Stats Fully diluted shares 104.6 104.6 Risked 3P NAV ($ millions) 1,458 1,605 Risked 3P NAV/share $13.60 $15.02

Market Snapshot Symbol: RCKE Exchange: OTC Bulletin Board* Shares Outstanding: 71.55 Million Approximate Float: 4.65 Million Insider Ownership: 87% 52 Week Hi/Lo: $4.00/$0.72 Recent Price: $2.90 Market Capitalization: $207 Million Fiscal Year-End: Dec 31 * Listing application submitted to AMEX in March 2008

Rock Energy Resources, Inc. www.rockenergyresources.net 10375 Richmond, Suite 2100 Houston, Texas 77042 713-954-3600